UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2022
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.    Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

Item 8.01.    Other Events.

The Board of Directors of Cyxtera Technologies, Inc. (the “Company”) has established June 8, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held virtually by means of remote communication. The details of the virtual annual meeting, including how stockholders can log into the virtual meeting, vote and submit questions, will be disclosed in the Company’s definitive proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Any stockholder seeking to bring business before the 2022 Annual Meeting or to nominate a director, including by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must provide timely notice, as set forth in the Company’s Amended and Restated By laws (the “Bylaws”). Specifically, written notice of any proposed business or nomination must be received at the Company’s principal executive offices no later than April 21, 2022 (which is the tenth day following this public announcement of the date of the 2022 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: April 11, 2022	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer